Exhibit 99.1

Contact:	NEWS RELEASE
Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

ALLIANCE DATA TO DELIVER CUSTOMIZED CREDIT CARD PROGRAMS TO SUPPORT
GROWTH OF LEADING RETAILER MEIJER

•	Alliance Data Retail Services to expand footprint in mass market retail by launching co-brand and private label credit programs for one of America's largest retailers
•	Program to attract new customers to Meijer brand, drive loyalty among existing customers and increase market share for the brand
•	Alliance Data to acquire Meijer's existing portfolio of co-brand and private label credit card customers

DALLAS – Sept. 4, 2014 – Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Retail Services business, which manages more than 135 private label and co-brand credit programs, has signed a multi-year agreement to provide  co-brand and private label credit card services for Grand Rapids, Mich.-based Meijer (www.meijer.com), the 26th largest retailer in the U.S.1 and operator of 213 stores in five Midwestern states. Each Meijer store offers a complete one-stop shopping experience, from grocery and health and beauty products, to more than 40 other departments including apparel, automotive, home decor, pharmacy, electronics and pets.

Alliance Data will provide credit card marketing services for the Meijer store-branded credit card and the Meijer Platinum MasterCard, which will offer cardmembers the opportunity to accrue Meijer Rewards points for every dollar spent at Meijer, Meijer gas stations and Meijer.com, as well as on all other purchases made with the card. The accrued points allow customers to earn certificates for discounts on future Meijer purchases. Alliance Data will also work with Meijer to enhance program features designed to recognize and reward cardmembers, and will leverage its loyalty and mobile marketing capabilities to further support one-to-one customer engagement and increase value to cardmembers.

1 According to the STORES Magazine Top 100 Retailers annual list of the nation's largest retailers ranked by domestic retail sales.

"Meijer's business philosophy is focused on meeting the needs of its customers, team members and the communities it serves. We are thrilled to have found in Meijer a brand partner that is like-minded in our approach to customer service and making a positive impact on the lives of our associates and in our communities," said Melisa Miller, president of Alliance Data Retail Services. "By leveraging our data-driven credit and marketing tools, Alliance Data will work with Meijer – a retail industry pioneer, strong community partner, and rapidly growing retailer – to extend the reach of the Meijer brand and drive loyalty among existing customers, delivering increased sales to the Meijer business."

Additionally, Alliance Data signed an agreement to acquire Meijer's existing portfolio of co-brand and private label credit card accounts. Details of the purchase price will not be disclosed, other than to note it is well within norms of the industry. Alliance Data believes that the performance of the acquired portfolio will be consistent with traditional expectations. All new co-brand and private label accounts will be consistent with Alliance Data's traditional credit quality standards. The transaction is scheduled to close before the end of 2014, subject to customary closing conditions.

About Meijer
Meijer is a Grand Rapids, Mich.-based retailer that operates 213 supercenters and grocery stores throughout Michigan, Ohio, Indiana, Illinois and Kentucky. As a pioneer of the "one-stop shopping" concept, Meijer stores have evolved through the years to include expanded fresh produce and meat departments, as well as pharmacies, comprehensive electronics departments, garden centers and apparel offerings. For additional information on Meijer, please visit www.meijer.com. Follow Meijer on Twitter @twitter.com/Meijer and @twitter.com/MeijerPR or become a fan at www.facebook.com/meijer.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation's leading providers of branded credit card programs, with more than 135 marketing-driven private label, co-brand and commercial programs in partnership with many of North America's best-known brands. The business delivers upon its Know more. Sell more.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted marketing expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedataretail.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 company headquartered in Dallas, Alliance Data and its three businesses employ approximately 12,000 associates at more than 80 locations worldwide. Alliance Data was named to FORTUNE magazine's 2014 list of World's Most Admired Companies.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada's premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data's Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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